SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Net change in non-cash working capital items:
Inventory	$ (1,100)	$ (2,569)
Prepaid expenses and other assets	(417)	(484)
Taxes recoverable	1,532	(1,702)
Taxes payable	169	(836)
Accounts payable and accrued liabilities	(1,943)	2,465
Amounts receivable	122	1,824
Amounts due to related parties	(120)	7
Net change in non-cash working capital	$ (1,757)	$ (1,295)